================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 7, 2005

                             SUREWEST COMMUNICATIONS
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                    0-556                                 68-0365195
            ------------------------                -------------------
            (Commission File Number)                   (IRS Employer
                                                    Identification No.)

    200 Vernon Street, Roseville, California                95678
    ----------------------------------------             ----------
    (Address of Principal Executive Offices)             (Zip Code)

                                 (916) 772-2000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 1    REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         (a)(1) SureWest Communications ("Company") and Robert M. Burger ("Burger") entered into a Separation Agreement ("Agreement") executed October 6, 2005. Burger has served in the capacity of Senior Vice President and Chief Operating Officer of the Company's wireless affiliate, and will depart the Company effective October 8, 2005. A copy of the Agreement is filed with this report as Exhibit 99.1

            (2) Pursuant to the Separation Agreement, Burger will resign as an employee of the Company effective October 8, 2005, and in consideration for entering into the Agreement (i) the Company shall pay to Burger the sum of $92,500 (the equivalent of six-months' base salary), (ii) the vesting of certain equity grants were accelerated as if Burger had remained an employee for the six-month period subsequent to the effective date of his resignation, resulting in approximately an additional 1,835 shares or equivalents of the Company's common stock vesting pursuant to the Agreement, and (iii) the Company agreed to pay six-months of health insurance continuation afforded to departing Company employees under COBRA.

                In exchange for the consideration described above, Burger has agreed to a complete release of all claims, known or unknown, against the Company and its affiliates. As required by applicable law, Burger has seven days following the date of his execution (October 6, 2005) to revoke the Agreement by providing the Company written notice of such revocation.

SECTION 5    CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Robert M. Burger, Senior Vice President and Chief Operating Officer of the Company's wireless affiliate has resigned as an employee of the Company effective October 8, 2005. The Company issued a press release announcing the departure on October 7, 2005, a copy of which is filed with this report as
Exhibit 99.2.

SECTION 8    OTHER EVENTS

ITEM 8.01    OTHER EVENTS.

         On October 7, 2005, SureWest Communications issued a press release announcing the departure of Robert M. Burger, Senior Vice President and Chief Operating Officer of the Company's wireless affiliate. In addition, SureWest provided an update regarding the status of the previously announced search for a new President and Chief Executive Officer. A copy of the Company's press release is attached as Exhibit 99.2.

SECTION 9    FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (c)      Exhibits

             Exhibit 99.1 Separation Agreement executed October 6, 2005, between SureWest Communications and Robert M. Burger.

             Exhibit 99.2  Press Release dated October 7, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUREWEST COMMUNICATIONS

Date: October 7, 2005                  By: /s/ Brian H. Strom
                                           -------------------------------------
                                           President and Chief Executive Officer

4